EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Todd Hennis, President and Chief Executive Officer of Colorado Goldfields Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Quarterly Report on Form 10-QSB of Colorado Goldfields Inc. for the quarterly period ended November 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Colorado Goldfields Inc.
Dated: January 14, 2008

/s/ Todd Hennis
Todd Hennis
President and Chief Executive Officer
(Principal Executive Officer)